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HILLMAN
HLMN | Nasdaq Listed

Hillman Solutions Investor Day 2026

March 19, 2026 | Cincinnati, OH

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Forward Looking Statements This presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. All forward-looking statements are made in good faith by the company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including tariffs, raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve; (4) the ability to continue to innovate with new products and services; (5) seasonality; (6) large customer concentration; (7) the ability to recruit and retain qualified employees; (8) the outcome of any legal proceedings that may be instituted against the Company; (9) adverse changes in currency exchange rates; or (10) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 27, 2025. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non-GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non- cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. 2 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Investor Day Agenda Hillman Strong Our vision, strategy, and the key messages for today Owning & Expanding the Core A deep dive into how we win in our core businesses Win the Pro Leveraging our core competencies to unlock scalable revenue in Pro channels Financial Framework Translating our strategy into a compelling financial outlook and value creation framework 8:30 8:50 10:00 11:15 Interactive Sessions, Demos and Tours Three dedicated Q&A sessions, product demos, and site tours to follow Today's program overview text 3

Jon Michael Adinolfi - CEO 4

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E PRO S A Premier Category Leader #1 Position Across Primary Categories* Strong position in our core fastening and hardware products Attractive Markets Operating in a $18B+ market** with strong secular tailwinds Aging Housing Stock Millennial Home Ownership Aging in Place Built for DIY and Pro D IY Focus on repair, remodel, and maintenance drives stable demand. +630bps Adj. Gross Margin Increase 30%70% Pro Channels ~$1.6B Revenue 2025 17.7% Adjusted EBITDA Margin 2025 +320bps Adj. EBITDA Margin Increase ~2.0x Net Leverage Reduction 60+ years of fastener and hardware leadership Strong Financial Improvement (2025 vs 2021) Resilient product category mix generates strong margins and cash flow text * Management estimates. **Based on third-party consulting analysis and Hillman’s current capabilities. Net Leverage defined as Net Debt / Adj. EBITDA, Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation. 5

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E $207 $210 $219 $242 $275 2021 2022 2023 2024 2025 A Track Record of Delivering Value Executing and strengthening business since 2021 public debut Strengthened Profitability (Adj. EBITDA $M and Margin) Grew Adjusted EBITDA each year despite macro pressures Deleveraged Balance Sheet ~4.5x Leverage ~2.4x Leverage $250M+ Net Debt Reduced 6 17.7% 16.4% 14.9% 14.1%14.5% 2021 2025 2021 Became Nasdaq Public Company $1.8B Market Capitalization 100%+ Free Cash Flow Avg. Conversion 2022-2025 60+ Years of Resilient Growth +65% Adj. Net Income 2025 vs. 2021 23 Vendor of the Year Awards Since 2021 text Market capitalization as of 2/18/2026. Net Leverage defined as Net Debt / Adj. EBITDA, Free Cash Flow Conversion defined as Free Cash Flow / Adj. Net Income. Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation. 6

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Projected low-double-digit Adj. EBITDA CAGR on clean balance sheet provides compelling valuation upside Compounded Profit Growth Ahead of Peers Since Public text 5.6% 13.4% -0.2% 1.8% 3.8% 5.8% 7.8% 9.8% 11.8% 13.8% Distribution Peers Hillman Adj. Net Income CAGR 2025 vs 2021 5.8% 7.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Distribution Peers Hillman Adj. EBITDA CAGR 2025 vs 2021 11.5% 17.7% -0.9% 1.1% 3.1% 5.1% 7.1% 9.1% 11.1% 13.1% 15.1% 17.1% 19.1% Distribution Peers Hillman Adj. EBITDA Margin 2025 Distribution peer medians include BLD, BLDR, FAST, FERG, GIC, GWW, IBP, POOL, SITE and WSO, selected by management based on companies with broadly comparable distribution and end market exposure. Distribution peer company data sourced from FactSet for calendar years 2021 and 2025. Valuation as of February 18, 2026. Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation. 18.5x 9.2x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x 20.0x Distribution Peers Hillman EV/Adj. EBITDA 2025 ~50% Discount 7

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Business mix based on 2025 revenue Hillman’s Platform For Growth Fastening and Hardware 68% Personal Protective 17% Robotics & Digital 15% United States 90% Canada 9% Mexico & Other 1% Retail DIY 70% Retail Pro 14%Pro Distribution 14% Industrial MRO 2% Business End Market* Geography text * Management estimates. 8

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E text The strategic pillars that will guide our path forward Our Blueprint for Value Creation Hillman’s Core Advantages are Hard to Replicate VALUE CREATION Expand Categories Win the Pro ROIC Focus Adjacent Category Expansion Delivers Pure Incremental Growth Fastener and Hardware-led Pro Channel Growth is Largely Untapped and Scalable Capital Allocation Discipline Drives Value Creation Own the Core 9

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Own the Core Value Creation Catalysts ROIC Focus Win the Pro E x p a n d C ate gorie s 0 Resilient core business fortified by unique advantages serving as platform for growth Expansive largely untapped $18B+ TAM to accelerate growth in adjacent product categories and Pro channels Integrated operations and long-term supply relationships with proven ability to structurally expand margins Solidified balance sheet and strong cash generation to pursue ROIC- enhancing investments Highly experienced teams in place to execute value creation strategy Note: TAM based on third-party consulting analysis and Hillman’s current capabilities. 10

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Targeting an 8%-12% revenue CAGR over the next 5 years driven by multiple levers Hillman’s Path to $2.5 Billion of Net Sales text Extensive Product Breadth Field Sales Team Innovation Direct-to- Store Distribution Category Manageme nt “Dual Faucet” Global Sourcing 2025 Core Growth New Business Wins M&A 2030 $1.6B $2.5B • Market Growth • Customer Footprint • Category Management • Price • Existing Category Expansion • Pro Channel Penetration • New Category Expansion • Pro Distribution • Industrial MRO Note: Growth bridge components are not drawn to scale. 11

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Note: CAGRs compared to full year 2025 results. Net Leverage defined as Net Debt / Adj. EBITDA, <2.5x Target Net Leverage 8-12% Revenue CAGR Revenue Growth Our 5-Year Financial Objectives Resilient by design, growth by discipline, high-quality earnings compounder Margin Expansion Maintain Strong Balance Sheet ROIC Improvement Low-Double-Digit Adj. EBITDA CAGR High-Teens Target ROIC 12

A Team Built to Execute Blending deep experience with fresh perspectives Jon Michael Adinolfi Chief Executive Officer 25+ years experience 7 years at Hillman Rocky Kraft Chief Financial Officer 30+ years experience 8 years at Hillman James Daly SVP, Pro 20+ years experience 4 years at Hillman Bob Davis EVP, Global Supply Chain 30+ years experience 4 years at Hillman Michael Koehler VP, IR, Treasury and M&A 15+ years experience 4 years at Hillman Chris Martin EVP, Commercial & Industrial Pro 25+ years experience ~1 year at Hillman Scott Moore President, Robotics & Digital Solutions 25+ years experience 7 years at Hillman Aaron Parker Chief People Officer 20+ years experience 5 years at Hillman Amanda Kitzberger Chief Legal Officer 22+ years experience 7 years at Hillman Nick Spann Chief Information Officer 25+ years experience 2 years at Hillman Chris Paterson SVP, Product & Int- -egrated Marketing 30+ years experience 1 year at Hillman Brett Hillman EVP, Sales 20+ years experience 20 years at Hillman 13

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Attractive landscape to expand retail categories and win largely untapped Pro distribution customers Market Framing and Hillman Positioning 14 text Description Distributor categories Customer examples Example primary end user archetypes Pro and Industrial Distribution • Consumer and light professional sales through retail stores Industrial MROPro DistributionRetail • Industrial maintenance and operations needs in factories and facilities • Big box and broadline retail • Hardware and specialty stores • Broadline distributors • Master distributors • Serving contractors and builders through specialty and LBM channels • Specialty distributors • Lumber & building materials Maintenance / warehouses Facilities managers DIY customers Builders and contractors Small residential builders and remodelers Specialty and trade contractors Note: End user archetypes are not exclusive to a single channel and may purchase across retail, Pro distribution, and industrial MRO based on use case; Based on third-party consulting analysis.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Hillman Share ~3% ~$9.5B Addressable Market Multi-lane growth strategy to pursue organic and bolt-on acquisition opportunities Strong Retail Position and Growing Pro Presence text Retail Industrial MRO Growing Pro with Partners Master Distributor Model Expand share-of-wallet with key retail customers moving into Pro Direct and specialty distribution model serving the complex needs of industrial maintenance and repair end markets Pro Distribution Expanding in Distribution Deepen relationships with specialty and lumber & building material distributors 15 Hillman Share ~2%~$2B Addressable Market Hillman Share ~20% ~$6.5B Addressable Market Each Hillman addressable market based on current capabilities Pro and Industrial Distribution Note: Hillman share figures based on full year 2025 revenues. Addressable markets based on third-party consulting analysis and Hillman’s current capabilities.

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#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E How We Win the Core Brett Hillman - EVP, Sales Our core business is fortified by unique competitive advantages. Our category leadership, innovation, integrated operations, sales and diverse customer categories form core operational competencies to drive sustained revenue and high margins. Pricing commentary from Brett • Brett explained their reactive approach due to tariffs/inflation over past 6-7 years • Future messaging should emphasize: "Reactive vs. Proactive" and "Surgical approach“ • Show partnership with customers in getting price • Note: Once market stabilizes, pricing will become more strategic based on value proposition and market positioning rather than just covering inflation ICR: this subsection needs • a slide or commentary addressing pricing strategy, supported by charts or visuals • A slide or commentary explaining winning new stores with existing product at new/existing retailers, supported by charts or visuals • KPIs: wins, volume, price, fill rates, sku count, etc. over time • Add the pie chart for revenue by product in this section (slide 11 of Nov 2025 presentation) Add Revenue Bridge Slide: • Michael suggested cumulative bridge showing: Wins + Price - Market/Volume = Flat Revenue • This helps explain business dynamics over recent years 17 Product innovation and marketing team sent slides toconsider 1/27/2026 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Dominating the fastening & hardware categories A League of Our Own Dominant Scale: Extensive purchasing power, product breadth, and service infrastructure The Only Comprehensive Solution: The go-to category leader for retailers seeking a full-service partner ~$1.6B 2025 Revenue #1 Position Across Primary Categories* 90%+ Owned Brands* 25+ Years Top Customer Avg. Relationship ~99% Customer Retention of Core Programs* ~98% Avg. Order Fill Rate* ~111,000 SKUs Managed ~29,000 Direct Ship Retail Locations ~31,500 Kiosks in Retail Locations Scale Creates Advantage: Our size creates structural advantages that are very hard for others to replicate 18 text * Management estimates.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E 90%+ of revenue from owned brands* driven by innovation across numerous categories and products Category & Brand Leadership 19 text Core & Specialty Fasteners Work GearRope & Chain Anchors Gloves KeysBuilders Hardware Wall Hanging Paint & Cleaning Sundries Rods, Shapes & Sheets Automotive KeysPower Screws * Management estimates.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Interlocking competitive advantages compared to industry players Why We Win: Our Core Operational Competencies Extensive Product Breadth Manage ~111,000 SKUs, offering retailers a one- stop solution for complex categories Field Sales Team 1,200+ sales & service representatives are our eyes, ears, and hands in every store, managing inventory and building relationships Innovation State-of-the-art R&D labs and engineering to drive innovation and develop cutting-edge products for evolving customer needs Direct-to-Store Distribution Strategically located N.A. distribution centers ship directly to thousands of locations, ensuring speed and reliability Category Management Data-driven, SKU-level point-of-sale reporting to identify consumer trends and tightly manage customer inventory “Dual Faucet” Global Sourcing Diversified network across multiple origin countries to proactively manage landed cost of products Cate g o ry Le a d e rs hip text Integ ra te d O p e ra tions 20

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Why the retailers rely on Hillman More Than a Vendor, We Are a Strategic Partner We Handle the Hard Part: Managing the complexity of tens of thousands of small SKUs, freeing up our customers' merchants Leading Service & Reliability: Our reps ensure shelves are stocked and organized to achieve high fill rates consistently Category Leaders: We provide data and insights to optimize assortments, SKU vitality, and maximize sales per square foot Diverse Customer-by-Category Relationships: Entrenched deeply throughout the organizational structure of our customers We “own” the aisle for and with our customers so they don’t have to Indispensable Partner: ~99% retention of our core programs* over the last decade 21 text * Management estimates.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Only one category at a single customer represents more than 4% of Hillman total revenue Hillman’s revenue is distributed across thousands of distinct "Customer-by-Category" buyers Diverse Customer Relationships Across Categories 22 Top-5 Customer Top-5 Customer1 Top-5 Customer Top-5 Customer Top-5 Customer All Other Customers 1. Excludes promotional activity in gloves. 2. Based on third-party consulting analysis and management estimates. ICR: REMOVE NUMBERS IN TABLE PRIOR TO PUBLISH Customer-by Category as % of Revenue: <1% <2% <3% <4% ~7% Hundreds of Touchpoints: Supplying 10+ different departments within a single chain, mitigating concentration Balanced Portfolio: Revenue is well-distributed amongst numerous purchasing managers at retail partners Multi-Channel Presence: Big-box, hardware stores, specialty stores, and broadline retailers Significant Runway: Existing categories represent ~20% average market share2

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Expand Categories Brett Hillman - EVP, Sales 23 text We plan to build on our long history of growth by expanding with existing customers, winning the shelf with innovative offerings, and extending into adjacent aisles and new product categories through both initiatives and acquisitions.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Core operational competencies provide the foundation to expand with new and existing categories Structural Advantages Through Core Competencies 24 text Existing Categories Cross-sell categories into untapped aisles at existing and new customers Examples: fasteners, hardware, work gear ~$6.5 Billion Current Addressable Market New Categories Expand into adjacent aisles with new product innovation Past examples: builders hardware, concrete anchors, structural screws Additive to Current Addressable Market Structural advantages enable expansion in… Category Management Direct-to-Store Distribution Innovation Extensive Product Breadth Field Sales Team Global Sourcing Note: Addressable market based on third-party consulting analysis and Hillman’s current capabilities.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Recent wins across customers and categories Category Expansion Continuing to Drive Share Won hardware business at existing big box customer based on trust & hardware expertise 25 Expanded new tool rig innovation at existing big box customer based on successful store test & in- store activation Displaced competitor to become primary supplier for rope & chain category at national hardware store customer Numerous program additions contributing to our annual growth target from business wins text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Moving shoppers from product mindset to value-added solutions Innovation Drives the Trade-Up 26 From Basic to Premium A consumer traditionally buys a standard screw; they see Power Pro drives 30% faster and trade up Result: Higher ticket size, better user experience Performance Innovation 3X More Durable and 5X Abrasion Resistant Shoppers upgrade from standard work gloves to Hillman’s high-performance gear to ensure better grip strength and longer product life Result: Brand loyalty in premium safety category Materials Science Innovation

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E EYEWEAR & GLOVES BUILDERS HARDWARE ROPE & CHAIN DOOR & HOME Hillman “owns” on average 140+ feet at big box retailers and 120+ feet in traditional hardware stores, with the potential for 100+ feet of expansion in existing and future categories per store Long runway to win in existing and new categories or aisles to increase sales per sq. ft. in retail locations Retail Expansion Opportunities 27 HARDWARE PLUMBING KEY & ACCESSORIES THREADED ROD & SHEETS WORKWEAR LETTERS, NUMBERS, & SIGNS WALL ANCHORS CORE FASTENERS KEY COPY KIOSK PICTURE HANGING CLEANING & PAINT RAGS GLOVES & TOOLS Future OpportunityExisting Category text ELECTRICAL ADHESIVES UMBRELLAS NAILS & SCREWS FLOOR PROTECTION TIE DOWN ACCESSORIES PLUMBING FITTINGS PLUMBING ACCESSORIES ELECTRICAL FITTINGS ELECTRICAL ACCESSORIES CABINET HARDWARE GARAGE ORGANIZATION LUMBER CASHIERS GARDEN Note: Average square feet at retailers based on management estimates as of 2025 SEALANTS

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E RDS Driving ROIC with the Newest MinuteKey Platform Scott Moore – President, RDS 28 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E RDS platform serving retail consumers nationwide Robotics & Digital Overview Platform at Scale: 30,000+ machines across high- traffic retail locations Unmatched Quality: 100% assembled in USA - designed, engineered, manufactured, and serviced in Tempe, AZ Technology-Driven Efficiency: Advanced remote management, predictive maintenance, and data-analytics for unrivaled unit economics Services & Other 5% Engraving 18% Manual Key Cutting 32% MinuteKey 45% $220M RDS Revenue 2025 text 29

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Transforming the duplication experience through platform innovation and expanded offerings MinuteKey V3.5 Unlocking New Growth Vectors 5,000 V3.5 units to be deployed by YE 2026 Endless Aisle (Ship-to-Home) • 150+ different key types, and our entire catalog of licensed keys • Cart-based targeting • 18,000 orders/month RFID Fobs • 90% of RFID Market coverage • Dispensed in seconds fully programmed Growth Guardrail We will avoid low-traffic sites. Quality of placement > Quantity of placement. Automated Self-serve Key Duplication Kiosk Content Management System • Ability to deliver custom content for on-screen advertising text Automotive Keys • Traditional, transponder, and smart fobs • 1,200+ SKUs in the program • DIY programming option 30

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Leveraging our extensive retail footprint and premier reputation to capture an underserved market MinuteKey V3.5 Expanding the Core to Automotive Keys Cost Advantage Up to 60% Savings on our OEM-quality keys vs. dealership prices Customer Validation 91% Of customers intend to use MinuteKey V3.5 for future auto key duplication Hillman Target ~30% Hillman Today ~7% 93% ~$250M Auto Keys Duplication Market text Convenience <5 Minutes Order processing time at MinuteKey V3.5 kiosk Note: Auto keys duplication market based on third-party consulting analysis and Hillman’s current capabilities. 31

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E RDS Segment Financial Framework 2025 $220M Sales | Up 1.6% YoY Disciplined Actions • Capturing share in Auto category • Strategic business wins • Lower maintenance costs on modernized fleet • Cost-out efficiency in lower- growth categories • Increase segment cash flow due to completion of capex investment cycle Financial Objective 73% Gross Margin 30% Adj. EBITDA Margin 32 text Profitable Growth Aligning pricing, cost efficiencies, and prioritizing high growth categories to drive financial performance RDS completing major investments and shifting focus to cash flow and returns Strong RDS contribution to Hillman growth and profitability Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Our Global Supply Chain Moat Bob Davis - EVP, Global Supply Chain 33 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E End-to-End Logistics & Trade In-house team to control the entire journey and directly contract freight and trucking Optimized Distribution Network Lowers final-mile costs and provides leading speed and reliability “Dual Faucet” Global Sourcing Diversified network across multiple origin countries to proactively manage landed cost and volatility We own the process from factory to customer shelf, enabling direct control over cost, volatility, and delivery Integrated Global Supply Chain: Our Structural Moat Global Sourcing Procure it Global Logistics Move it Customs & Trade Clear it Distribution Network Ship it Customer Fulfillment Stock it 34 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Continuous monitoring of total landed cost across network to pivot sourcing to most cost-effective origin Dual Faucet” Sourcing Agility to Optimize Landed Cost 27% 38% ~65% 49% 32% ~10% 24% 30% ~25% 2018 Actual 2025 Actual YE 2026E Capability Rest of World …Determines Percent of Global Sourcing Spend North AmericaChina Hillman has the capability to reduce China exposure to ~10% by end of 2026 The actual sourcing mix will continue to be determined by lowest total landed cost “ Local Cost Freight Tariffs & Duties Total Landed Cost… 2018 Act l 2025 Ac ual YE 2026E Cap bility 35 text Management estimates. The 2026 year end capability reflects Hillman’s expected sourcing flexibility across its global supply network and is not guidance or a projection of expected sourcing mix, which will be determined by lowest total landed cost across regions.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Reliability through decades-long partnerships and quality assurance 60+ Years of Trust with Suppliers text Rigorous Quality Assurance Robust on-site audits and continuous monitoring ensure every product meets our strict specifications. Long-Standing Partnerships Decades-long relationships with key manufacturers, fostering mutual trust and reliability. Supplier-Enabled Continuity Our partners often add capacity or hold safety stock specifically for Hillman, reducing stock-out risk. 36

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Inventory is positioned close to customers to improve speed, service levels and cost to serve Network Designed for Speed and Proximity to Customer <24hr ~97% Order receipt to shipment US customers reached within 2 Days* Avg. order fill rate** ~98% Distribution and manufacturing centers 24 37 text * Based on third-party consulting analysis. ** Management estimates. Mexico Distribution and Manufacturing Centers

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Deploying state-of-the-art capacity, systems and data to drive scale, efficiency and returns Building a Smarter, Faster Supply Chain Warehouse Automation Robotic efficiencies Higher throughput and efficiency Lower unit costs Real-time Inventory Planning Data-driven decisions Enhanced forecasting Improved working capital Smart Logistics Optimized routes Faster deliveries Increased scalability Facility Upgrades and Renovations Since 2020 • Distribution centers near Bakersfield, CA; Jacksonville, FL; Kansas City, MO; Shannon, GA; and Toronto, ON, representing 25%+ of total footprint Announced New State-of-The Art Facility • 715K sq ft multipurpose leased facility near Cincinnati, OH • Consolidating multiple nearby operations into one single modern distribution and operations hub featuring cutting- edge technology, capabilities and productivity • Completing in phases from 2027 to 2029 38 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Seamless global infrastructure purpose built for stability and outperformance Supply Chain Moat Drives Margin and Free Cash Flow Integrated Global Supply Chain Optimized Distribution Network “Dual Faucet” Sourcing Agility Smarter, Faster Supply Chain OUTCOME Enables direct control over cost, volatility, and delivery OUTCOME Improved speed, service and cost to serve OUTCOME Structural cost advantage and fortress margin OUTCOME Scale, efficiency and stronger returns ~49% Adj. Gross Margin Up 630 bps since 2021 100%+ Free Cash Flow Avg. Conversion 2022-2025 39 text Free Cash Flow Conversion defined as Free Cash Flow / Adj. Net Income. Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Empowered People, Efficient Operations Aaron Parker – Chief People Officer 40 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Building on decades of service excellence while evolving our capabilities for the future People-First Culture Powering Sustainable Growth 41 58 Years as a Private Company • People-first culture built on field service excellence • 1,200+ field reps with 9-year average tenure creating deep customer relationships • Industry-leading retention reflecting stability and commitment Became Public Company in 2021 • Enhanced operational rigor and SG&A efficiency • Streamlined organization with clearer accountability and faster decision-making • Formalized leadership development programs while maintaining core service culture Building Hillman for the Future • Targeted leadership hires in high- growth Pro channels and key categories • Strengthened global sourcing talent depth • Safety-focused culture and diverse talent development powering sustainable growth Public Company Discipline Strategic Growth CapabilityService-Driven Foundation

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Our culture of safety and high retention fuels our core and strong financial performance Investing in Our People Drives Performance Input The Hillman Field Advantage Action Culture of Safety & Development Result Industry-Leading Retention Financial Outcome Strong Margin Performance 1,200+ Sales & Service Reps 1.81 TRIR Below Industry Average ~9 Years Avg. Tenure ~18% Adj. EBITDA Margin Specialized labor model backed by a total force of ~4,000 employees 80.7K learning events through Hillman Leadership Institute Sales & service rep turnover well below industry benchmark Stable workforce minimizes disruption and enhances efficiency 42 text Note: Hillman financial results and data for full year 2025. TRIR refers to Total Recordable Incident Rate. Industry turnover benchmark and industry TRIR average based on 2025 BLS Wholesale Trade industry data. Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E The Hillman Group 2026 USA TODAY Top Workplaces Winner 43

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Owning & Expanding the Core Q&A Leaders: Jon Michael Adinolfi - CEO Brett Hillman - EVP, Sales Scott Moore - President, RDS Bob Davis - EVP, Global Supply Chain Aaron Parker - Chief People Officer 44 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E 45 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Win the Pro With our core secure, Hillman is firmly positioned to execute on major growth drivers. We will leverage our core competencies to extend our reach in professional contractor channels, unlocking scalable new revenue streams. Jon Michael Adinolfi - CEO 46 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Our current mix and untapped potential Where We Play and Where We'll Grow Current Mix: Over 80% of our business is retail-driven, allowing us to win new product categories through our deep relationships with big-box retailers and hardware stores. Largely Untapped Potential: Leverage our core competencies in product breadth, sourcing scale, and distribution to systematically capture share in the large, fragmented Pro channel while continuing to drive incremental growth from our retail stronghold Significant Growth Frontier 47 $1.6B Revenue text Retail DIY 70% Retail Pro 14% Pro Distribution 14% Industrial MRO 2% Management estimates.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E From a ~$6.5B Core Market to a $18B+ Opportunity Enlarging Our Core Market Focus To ta l O p p o rt u n it y : $ 1 8 B + 48 text Expand Categories Adding hundreds of millions in opportunity by cross-selling categories, such as fasteners rope & chain, and builders hardware, at existing customers Pro Distribution Expand reach of fasteners, hardware and protective products beyond retail stores to ~$9.5 billion of market opportunity Total Market: $18B+ Industrial MRO Represents ~$2 billion in additional opportunity where we have minimal share today Current Market: ~$6.5B Current addressable market in core retail categories. ~$9.5B ~$2B Note: Each Hillman addressable market based on third-party consulting analysis and the Company’s current capabilities.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Attractive landscape to expand retail categories and win largely untapped Pro distribution customers Market Framing and Hillman Positioning text Description Distributor categories Customer examples Example primary end user archetypes Pro and Industrial Distribution • Consumer and light professional sales through retail stores Industrial MROPro DistributionRetail • Industrial maintenance and operations needs in factories and facilities • Big box and broadline retail • Hardware and specialty stores • Broadline distributors • Master distributors • Serving contractors and builders through specialty and LBM channels • Specialty distributors • Lumber & building materials Maintenance / warehouses Facilities managers DIY customers Builders and contractors Small residential builders and remodelers Specialty and trade contractors Note: End user archetypes are not exclusive to a single channel and may purchase across retail, Pro distribution, and industrial MRO based on use case; Based on third-party consulting analysis. 49

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Hillman Share ~3% ~$9.5B Addressable Market Multi-lane growth strategy to pursue organic and bolt-on acquisition opportunities Strong Retail Position and Growing Pro Presence text Retail Industrial MRO Growing Pro with Partners Master Distributor Model Expand share-of-wallet with key retail customers moving into Pro Direct and specialty distribution model serving the complex needs of industrial maintenance and repair end markets Pro Distribution Expanding in Distribution Deepen relationships with specialty and lumber & building material distributors 50 Hillman Share ~2%~$2B Addressable Market Hillman Share ~20% ~$6.5B Addressable Market Each Hillman addressable market based on current capabilities Pro and Industrial Distribution Note: Hillman share figures based on full year 2025 revenues. Addressable markets based on third-party consulting analysis and Hillman’s current capabilities.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E We have been serving the Pro for decades We already serve the Pro at retail and through our distribution footholds Pro distribution revenue comprises sales to distributors affiliated with our retail customers and other specialty distributors, along with lumber & building material distributors Retailers and distributors often serve the same Pro customer with smaller ticket purchases at retail and bulk purchases at distribution We have invested in R&D and engineering labs that enable us to develop products that meet or exceed ICC code specifications Hillman is expanding from a DIY-category leader to a complete hardware solution for the Pro Foothold in Professional Channels to Grow text $1.6B YE 2026E Capability ~$1.6B Total Revenue ~$460M Pro Revenue ~$1.1B Retail DIY ~$460M Pro $215M Retail Pro $210M Pro Distribution $35M Industrial Note: Hillman revenue based on full year 2025. 51

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Hillman has distinct and disciplined ways to drive growth across Pro channels Multi-Lane Growth Strategy Across Pro 52 text Scale Pro with Retail Partners Capitalize on $215M pro revenue platform with major strategic retail partners Retail partners are building Pro specialty platforms and Hillman is preparing to scale with them Specialty Distribution Leverage existing ~$100M specialty trade fasteners business and other existing relationships Operational capabilities in place to target thousands of specialty trade distributors Lumber & Building Materials Distribution ~$100M in current revenue across ~3,500 LBM customers, primarily serving the front showroom Move from the showroom to the yard, targeting large-volume fastener, hardware and protective product bulk orders Pro Distribution

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Structural and transferrable advantages to unlock the expansive market opportunity Core Competencies to Win the Pro text Extensive Product Breadth Innovation Category Management Field Sales Team Direct-to-Store Distribution “Dual Faucet” Global Sourcing Pro Revenue Growth Profile Building a high-return growth engine focused on fasteners and specialty hardware, along with key categories where Hillman has core sourcing advantages 2025 Organic M&A 2030 ~$460M Note: Growth bridge bar sizes are not drawn to scale. 53

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E $100M+ ~$200M $0M+ $20M+ $40M+ $60M+ $80M+ $100M+ $120M+ $140M+ $160M+ $180M+ $200M+ 2025 2030 Power Pro Net Sales Products such as Power Pro can double revenue through deeper pro-channel penetration Scaling Power Pro Product Line to $200 Million 54 text • Platform Strength Established Power Pro 25 years ago as a specialized product line; now a premier brand known for category- leading performance • Substantial Scale Successfully scaled into a $100M+ business with a diversified footprint across 11 key applications, including structural, masonry, and roofing • Channel Optimization Full-suite merchandising solutions capturing market share across retail Pro, specialty and LBM distribution channels • Momentum & Outlook Power Pro delivered 9% YoY growth in 2025 and targeting revenue to double to $200M within the next 5 years

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Retail Pro James Daly - SVP, Pro 55 text Our longstanding retail partners are strengthening their Pro platforms and Hillman is preparing to scale with them, enabling a larger share-of-wallet of high-volume bulk orders.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Retail partners serve the pro inside the store and increasingly at the job site The Pro Landscape With Retail Partners Retail partners serve Pro customers inside the store and online Retailer partners also have dedicated businesses to serve Pros at job sites text $215M Hillman Retail Pro Revenue Serving pro customers at retail partners in 2025 Immense Opportunity To expand Hillman share-of-wallet with Pros, enabling higher capture of high-volume bulk orders 56

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Longstanding retail partners are strengthening Pro platforms and Hillman is preparing to scale with them Large Whitespace to Grow Pro with Retail Partners 60+ Years of Retail Excellence... …Supports Hillman’s Pro Expansion with Existing Relationships #1 Position Across Primary Categories Hillman Team in Place: Dedicated Retail Pro team launched in 2025, led by SVP James Daly 57 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Product depth, sourcing advantage, credibility, and service mindset transfer to Pro channels Retail Partners Trust Hillman to Expand Pro with Them Hillman Advantages in Pro Same core fasteners, anchors, and hardware Pros need, packaged in job- friendly formats with spec consistency Financial Strength Strong balance sheet to offer flexible terms and inventory support that Pro accounts require Global Supply Chain Advantage "Dual faucet" sourcing provides significant industry cost and quality edge, along with 24 DCs to serve Pro Sales Expertise and Proven Performance Deep bench of talent with direct industry experience selling established brands like Power Pro over 25 years Product Availability & Category Management Hillman’s ~111,000 SKUs already include the high- quality fasteners and hardware that can be repackaged and relabeled to fulfill Pro orders 58 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Scalable Pro channel organic growth example by closing the “attach-rate” gap Bulk Fastener Opportunity A significant long-term opportunity where Hillman can win by simplifying procurement for Pro channel and increasing the fastener attach-rate gap with Hillman bulk programs and sourcing scale ~5% Attach Rate Pro Purchase via Flatbed ~30% Attach Rate DIY Purchase Long-Term Upside • Attach-rate gap: Fasteners included in ~5% of purchases at distribution vs ~30% at DIY retail • Closing the attach-rate gap: By ensuring fasteners become a planned purchase and not just an impulse grab in-store, we can close the attach-rate gap and capture the bulk order • Significant long-term upside: Closing a fraction of the attach rate gap represents significant potential revenue SAME SCREW, DIFFERENT PACKAGING 59 text Management estimates.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Pro Distribution: Specialty Chris Martin - EVP, Commercial & Industrial Pro 60 text Our objective is to pursue high-return growth on existing operational capabilities to build upon our ~$100M specialty trade fasteners business and other existing relationships.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Product Availability End User Application Specific Global Supply Chain Advantage Sales Expertise Target high-return growth serving specialty distributors through existing operational capabilities Expansive Specialty Distribution Landscape Product Depth text Products, supply chain, sales teams, and financial strength to address the thousands of building product distributors across numerous trade specialties Owned by Hillman Retail Partners 61

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Specialty Distribution Capabilities in Action Metal Roofing Solutions Examples Powder-Coat Matching • We manage thousands of SKUs of color- matched fasteners • A slate blue metal roof requires a screw head to match perfectly and last 30 years Weather Sealing • Washers and seals must withstand extreme UV and temp changes • Hillman’s quality control and sourcing ensure the right products ~98% Avg Order Fill Rate* Why We Win We manage SKUs that general line distributors find too difficult to stock Fulfillment agility Availability is the product for project success and uptime Thousands of SKUs delivered in exact job-lot quantities Vertically integrated supply chain THE OUTCOME Pros pay for the Hillman brand assurance and transferable capabilities that win across verticals ~$100M of current revenue from specialty product-led solutions for critical applications 62 * Management estimates.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Pro Distribution: Lumber & Building Materials (LBM) End Market Jon Michael Adinolfi - CEO 63 text Leveraging our existing ~$100 million of revenue across thousands of LBM customer showrooms to expand into the higher volume yard and bulk loading areas, converting small ticket packaged sales into pallet-scale project orders within the same footprint.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Selling small packs in the front and pursuing pallets in the back LBM Customer Expansion from the Showroom to the Yard 64 text Repair Jobs/ Small Ticket Project Lots/ Bulk Pallets

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Yard/ Loading Area Core capabilities transfer efficiently from existing LBM customer showroom footprint to yard expansion Transferable Structural Advantages and Competencies 65 text Pro Product Selection Innovation Category Management Field Sales Team Direct-to-Store Distribution Global Sourcing Front Showroom Job-Lot Quantities Building Code Compliant + Application Specific Product LBM Specialists Just in Time Delivery High Quality at Competitive Cost

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Converting an existing ~$100M front showroom business into a total facility powerhouse LBM Customer Penetration from Small Ticket to Bulk Order ~$100M of revenue currently serving ~3,500 mostly LBM customers, primarily through front showrooms, provides foothold to target larger volume bulk orders Capture a larger share of the ~$9.5 billion professional distribution market through bulk fastener expansion by repackaging individual boxes to pallets 66 text Note: Addressable market based on third-party consulting analysis and Hillman’s current capabilities. Front Showroom Yard / Back Loading Area Today: Convenience Buys in Showroom Current focus on 4-foot displays of retail-style packaged deck, drywall and other fasteners Opportunity: Higher Volume Orders in Yard The project buyer: framing, decking, drywall fasteners, etc. for entire house, building or large project

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E M&A Strategy Michael Koehler – VP, IR, Treasury and M&A 67 text Build upon our long history of disciplined bolt-on acquisitions to expand categories and pro share of wallet, leverage our global sourcing platform and deliver accretive growth

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Platform Strength Industry leading position fortified through a repeatable playbook of organic growth and attractive bolt-ons M&A Execution Experience Proven history of identifying targets, acquiring them at disciplined multiples, and generating returns Strategic Fit We buy capabilities and categories that we can integrate and scale through our existing core strengths, unlocking value that smaller operators cannot access 68 M&A experience built on 30+ deals successfully integrated and scaled over decades Track Record of Compounding Accretive Growth 60+ Years of Consistent Organic Growth and Bolt-Ons M&A Contribution Core Business Organic Growth $1.6B Revenue 2025 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E M&A strategy targeting specific strengths across our three key channels Leveraging Core to Expand Across Each Channel Global Supply Chain Category Management Expand Categories Pro Distribution Industrial Adjacent Categories Acquire category players that can layer new products and aisles into Hillman’s offerings to existing retail customer relationships Share-of-Wallet Acquire distributors in fasteners, hardware and adjacent categories that can expand share of wallet and leverage Hillman’s global supply chain Master Distributor Model Plug master distributors into Hillman’s global supply chain, with focus on long- tail complexity, high spec SKU requirements and dependable deliveries Increase sales per sq. ft. in existing retail locations Expand fasteners & hardware reach beyond retail stores Realize synergies through enhanced scale & logistics 69 Field Sales Capabilities text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Bespoke strategies to deploy structural advantages across attractive new categories via M&A Adjacent Category Examples PlumbingDoor HardwareAdhesives Wide-reaching category across retail and Pro channels with strong innovation tailwinds Fragmented market, which expands Pro channel presence serving developers and remodelers Stable retail category with Pro channel overlap, driven mostly by R&R demand text 70 Pipes, fittings, valves, faucets and showerheads to supply water and manage drainage Entry locksets, deadbolts, handles, and related hardware for multi- family and commercial use Materials used across construction jobs to bond, fill, or waterproof joints and surfaces

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Accelerating growth via disciplined bolt-ons & strict capital allocation Strategic M&A Philosophy The Strategic Filter Advance deals that can leverage our core and enhance our industry position at attractive returns OPERATIONAL FIT Leverage global sourcing scale to improve margins CROSS-SELL POTENTIAL Sell target’s products to our customers or vice-versa CULTURAL FIT Aligned with core values and fits our strategy Financial Guardrails RETURNS & ACCRETION Deals viewed through long-term ROIC lens while providing earnings growth and accretion ATTRACTIVE VALUATION Disciplined acquisition framework with 5x to 6x average EBITDA purchase multiples since IPO BALANCED ALLOCATION Active share buyback program demonstrates financial strength alongside M&A 71 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E - Acquire attractive targets - Drive incremental margin through scale, global sourcing and cross-sell potential The M&A Playbook in Action ACQUISITION (2024) Koch Rope & Chain Identified a logical fit: Heavy product that retailers struggle to import and directly in adjacent category to existing hardware lines. INTEGRATION Supply Chain Ops Integrated Koch’s supply chain into Hillman’s massive network, improving fulfillment reliability and cost structure. RESULTS WON Displaced competitor to become primary supplier for rope & chain category at national hardware store customer REPLICATE (2026) 72 text Identify Category Execute Acquisition Leverage Core

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Win the Pro and M&A Q&A Leaders: Jon Michael Adinolfi - CEO James Daly - SVP, Pro Chris Martin - EVP, C&I Pro Michael Koehler - VP, IR, Treasury, M&A 73 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Rocky Kraft - CFO 74 text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E 5-year financial objectives driving growth, margins, cash flow & ROIC Financial Framework & Value Creation Sturdy Financial Foundation Execution Track Record: Margin expansion and deleveraging since public show we can execute in tough markets 2026 Outlook: Growth primarily driven by controllable levers (new business wins, Pro ramp, pricing), and tight cost management ROIC Focus: Every strategic pillar - Own Core, Expand Categories, Win Pro - translates directly into measurable financial outcomes: growth, margin expansion, cash generation, and ROIC improvement S E C TI O N O V E R V IE W High-Teens ROIC 8-12% Revenue CAGR 75 Low-Double-Digit Adj. EBITDA CAGR ~100% Free Cash Flow Avg. Conversion <2.5x Net Leverage text Note: CAGRS compared to full year 2025 results. Net Leverage defined as Net Debt / Adj. EBITDA, Free Cash Flow Conversion defined as Free Cash Flow / Adj. Net Income.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Vertically integrated operations and innovative products with proven ability to structurally expand margins Executing and Delivering Value Since Public Debut Adjusted EBITDA and Margin $ in millions Net Leverage Reduction Proof of Execution Expanded Adjusted EBITDA margin to 17.7% and restored balance sheet flexibility, despite LSD revenue CAGR due to macro headwinds since going public in 2021. This validates operating playbook at multiple points of the cycle. 76 $207 $210 $219 $242 $275 2021 2022 2023 2024 2025 17.7% 16.4% 14.9% 14.1%14.5% ~4.5x Leverage ~2.4x Leverage $250M+ Net Debt Reduced 2021 2025 Adj. Net Income & EPS Growth $ in millions, except per share data $70 $83 $80 $97 $116 2021 2022 2023 2024 2025 $0.58 $0.49 $0.41$0.43 text Net Leverage defined as Net Debt / Adj. EBITDA, Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Projecting another year of growth with strong profitability and balance sheet improvement Affirming 2026 Growth Trajectory G R O W TH P R O F IT C A S H $1.6B - $1.7B $275M - $285M $100M - $120M Revenue Up ~6% YoY at midpoint Adjusted EBITDA Margin: ~17% at midpoint Free Cash Flow 100%+ Conversion of Adj. Net Income Drivers: Market Growth + Wins + Pro Ramp + Price Adjusted EBITDA CAGR of 8.5% 2026E Since 2023 Within <2.5x Net Leverage Target at Year End 77 text Net Leverage defined as Net Debt / Adj. EBITDA. Free Cash Flow Conversion defined as Free Cash Flow / Adj. Net Income. Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Targeting an 8%-12% revenue CAGR over the next 5 years driven by multiple levers Hillman’s Path to $2.5 Billion of Net Sales text Extensive Product Breadth Field Sales Team Innovation Direct-to- Store Distribution Category Manageme nt “Dual Faucet” Global Sourcing 2025 Core Growth New Business Wins M&A 2030 $1.6B $2.5B • Market Growth • Customer Footprint • Category Management • Price • Existing Category Expansion • Pro Channel Penetration • New Category Expansion • Pro Distribution • Industrial MRO Note: Growth bridge components are not drawn to scale. 78

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E The Pro channel has structurally lower SG&A that roughly offsets lower gross margin Scaling Pro Channels at Attractive Margins Retail Pro Channel Gross Margin SG&A as % of Sales Adjusted EBITDA Margin 79 Retail IS HIGHER THAN Pro Channel Retail IS HIGHER THAN Pro Channel Retail IS COMPARABLE TO Pro Channel text

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E 80 Driving Balance Sheet Strength and ROIC Enhancement Objectives Strong Free Cash Flow Poised to Continue Strong FCF Conversion During Years of Major Investment Since Public ~100% Average Free Cash Flow Conversion Expected To Continue over Next 5 Years Adjusted Net Income Growth Capex Moderation Net Working Capital Discipline Capital Structure Optimization + + + Capex as % of Sales 2022-2025 Average Free Cash Flow Conversion 2022-2025 Average Completing major investments: RDS platform deployments substantially finished Capex: Projected capex to focus on targeted projects and maintenance Returns focus: Capex moderation and networking capital discipline to drive cash generation and returns text ~2.5% ~2.5% Growth Maintenance 102% FCF / Adj. Net Income Free Cash Flow Conversion defined as Free Cash Flow / Adj. Net Income. Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Disciplined & return-led capital allocation Capital Goes to the Highest Returns Our objective is to move ROIC meaningfully higher through disciplined deployment Reinvestment High ROIC efficiency and targeted growth Balance Sheet Strength Target net leverage <2.5x to preserve financial flexibility M&A Bolt-ons Accretive bolt-on deals Returns Execute against $100M share buyback program 81 text Net Leverage defined as Net Debt / Adj. EBITDA,

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Improving capital efficiency to create value ROIC Drives Every Decision Returns Focused Every project and deal evaluated against return expectations within our framework Aligned Incentives Management incentives tied to ROIC improvement High-Teens Target ROIC Improvement driven by scalable platform, cash generation and disciplined capital deployment ROIC Trajectory 82 High-Teens Target High-Single Digits Pre-2025 text 14% 2025 Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Note: CAGRs compared to full year 2025 results. Net Leverage defined as Net Debt / Adj. EBITDA, <2.5x Target Net Leverage 83 8-12% Revenue CAGR Revenue Growth Our 5-Year Financial Objectives Resilient by design, growth by discipline, high-quality earnings compounder Margin Expansion Maintain Strong Balance Sheet ROIC Improvement Low-Double-Digit Adj. EBITDA CAGR High-Teens Target ROIC

HILLMAN
HLMN | Nasdaq Listed

Q&A

Session 3


REINFORCE
SECURITY
HINGES
INTERIOR
ESSENTIALS

Q&A Leaders:

Jon Michael Adinolfi - CEO
Rocky Kraft – CFO

84

Jon Michael Adinolfi - CEO 85

text The strategic pillars that will guide our path forward Our Blueprint for Value Creation Hillman’s Core Advantages are Hard to Replicate VALUE CREATION Expand Categories Win the Pro ROIC Focus Adjacent Category Expansion Delivers Pure Incremental Growth Fastener and Hardware-led Pro Channel Growth is Largely Untapped and Scalable Capital Allocation Discipline Drives Value Creation Own the Core 86

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E ~14% At $2.5B Revenue Target ~9% At $1.6B Revenue Today 93% To accelerate share gains over 5-year target horizon Expansive Largely Untapped White Space text Hillman Share of $18B+ Addressable Market New Business Wins 87 Core Growth M&A Note: Addressable market based on third-party consulting analysis and Hillman’s current capabilities.

Own the Core Value Creation Catalysts ROIC Focus 88 Win the Pro E x p a n d C ate gorie s 0 Resilient core business fortified by unique advantages serving as platform for growth Expansive largely untapped $18B+ TAM to accelerate growth in adjacent product categories and Pro channels Integrated operations and long-term supply relationships with proven ability to structurally expand margins Solidified balance sheet and strong cash generation to pursue ROIC- enhancing investments Highly experienced teams in place to execute value creation strategy Note: TAM based on third-party consulting analysis and Hillman’s current capabilities.

Thank You!

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E 90 text Appendix

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Annual Performance by Operating Segment 91 text Please see reconciliation of non-GAAP metrics to GAAP results in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted. Hardware & Protective 2025 2024 Δ Year ended 12/28/2025 12/28/2024 Net Sales $1,193,957 $1,107,993 7.8% Adjusted EBITDA $196,250 $155,698 26.0% Adjusted EBITDA Margin % 16.4% 14.1% 230 bps Robotics & Digital 2025 2024 Δ Year ended 12/27/2025 12/28/2024 Net Sales $220,157 $216,701 1.6% Adjusted EBITDA $65,913 $70,275 (6.2)% Adjusted EBITDA Margin % 29.9% 32.4% (250) bps Canada 2025 2024 Δ Year ended 12/27/2025 12/28/2024 Net Sales $138,110 $147,901 (6.6)% Adjusted EBITDA $13,154 $15,780 (16.6)% Adjusted EBITDA Margin % 9.5% 10.7% (120) bps Consolidated 2025 2024 Δ Year ended 12/27/2025 12/28/2024 Net Sales $1,552,224 $1,472,595 5.4% Adjusted EBITDA $275,317 $241,753 13.9% Adjusted EBITDA Margin % 17.7% 16.4% 130 bps

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Annual Revenue by Product Category 92 Figures in Thousands of USD unless otherwise noted. Hardware & Protective Robotics & Digital Canada Consolidated Year Ended December 27, 2025 Fastening and Hardware $928,445 $— $122,916 $1,051,361 Personal Protective 265,512 — 5,425 270,937 Keys and Key Fobs — 179,215 9,739 188,954 Engraving and Resharp — 40,942 30 40,972 Consolidated $1,193,957 $220,157 $138,110 $1,552,224 Hardware & Protective Robotics & Digital Canada Consolidated Year Ended December 28, 2024 Fastening and Hardware $882,515 $— $133,968 $1,016,483 Personal Protective 225,478 — 4,447 229,925 Keys and Key Fobs — 168,637 9,446 178,083 Engraving and Resharp — 48,064 40 48,104 Consolidated $1,107,993 $216,701 $147,901 $1,472,595

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Adjusted EBITDA Reconciliation 93 text Year Ended December 27, 2025 December 28, 2024 December 29, 2023 December 31, 2022 December 25, 2021 Net income (loss) $40,305 $17,255 $(9,589) $(16,436) $(38,332) Income tax expense (benefit) 16,291 9,297 2,207 1,769 (11,784) Interest expense, net 56,467 59,241 68,310 54,560 67,094 Depreciation 79,870 68,766 59,331 57,815 59,400 Amortization 61,232 61,274 62,309 62,195 61,329 EBITDA $254,165 $215,833 $ 182,568 $ 159,903 $137,707 Stock compensation expense 14,246 13,463 12,004 13,524 15,255 Restructuring and other costs(1) 4,058 2,978 3,031 2,617 910 Litigation expense (2) 1,950 5,000 339 32,856 12,602 Transaction and integration expense (3) 232 1,243 1,754 2,477 11,123 Change in fair value of contingent consideration (240) 228 (4,936) (1,128) (1,806) Refinancing charges (4) 906 3,008 - - 8,070 Impairment charges (5) - - 24,600 - - Management fees - - - - 270 Change in fair value of warrant liability (6) - - - - (14,734) Buy-back expense (7) - - - - 2,000 Inventory revaluation charges (8) - - - - 32,026 Anti-dumping duties (9) - - - - 3,995 Adjusted EBITDA $275,317 $241,753 $ 219,360 $ 210,249 $207,418 1. Restructuring and other costs includes consulting, severance and other costs related to our distribution center relocations and corporate restructuring activities. 2024 and 2023 include costs associated with the Cybersecurity Incident that occurred in May 2023. 2. Litigation expense includes an accrual for the tentative settlement of a California wage-hour class action / Private Attorneys General Act (PAGA) claim in 2025 along with a settlement and legal fees paid in association with a dispute with a kiosk development partner in 2024. Litigation expense in 2023 – 2021 includes legal fees associated with our litigation with KeyMe, Inc. and Hy-Ko Products Company LLC 3. Transaction and integration expense in 2024 and 2025 includes professional fees and other costs related to acquisition activity, including without limitation the Koch Industries, Inc. and Intex DIY, Inc. Transaction and integration expense in 2021 includes professional fees, non- recurring bonuses, and other costs related to acquisitions, including the merger with Landcadia III and the secondary offerings of shares in 2022 and 2023. 4. In the first quarters of 2025 and 2024, we entered into a Repricing Amendment (2025 Repricing Amendment and 2024 Repricing Amendment) on our existing Senior Term Loan due July 14, 2028. In 2021, in connection with the merger with Landcadia III, we refinanced our Term Credit Agreement and ABL Revolver. Proceeds from the refinancing were used to redeem in full senior notes due July 15, 2022 (the “6.375% Senior Notes”) and the 11.6% Junior Subordinated Debentures. 5. In 2023, we recorded an impairment charge in our Hardware and Protective Solutions segment of $24.6 million, primarily related to review of certain product offerings. We evaluated a specific product line and decided to exit certain retail locations and markets, which reduced the future cash flows from this product line and impacted the lower of cost or market valuation of inventory. As a result of this review we impaired $19.6 million of intangible assets and recorded inventory revaluation charges of $5.0 million. 6. The warrant liabilities associated with the merger with Landcadia III were fully redeemed in 2021. 7. Infrequent buy backs associated with new business wins. 8. In 2021, we recorded an inventory valuation adjustment in our Hardware and Protective Solutions segment of $32.0 million primarily related to strategic review of our COVID-19 related product offerings. We evaluated our customers' needs and the market conditions and ultimately decided to exit the following protective product categories related to COVID-19: cleaning wipes, disinfecting sprays, face masks, and certain disposable gloves. 9. Anti-dumping duties assessed related to the nail business for prior year purchases.

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Segment Adjusted EBITDA Reconciliations 94 Year Ended December 27, 2025 Hardware & Protective Robotics & Digital Canada Operating Income $90,553 $17,322 $6,094 Depreciation & amortization 88,829 47,390 4,883 Stock Compensation Expense 12,080 1,144 1,022 Restructuring 2,783 120 1,155 Litigation expense 1,780 170 — Transaction and integration expense 225 7 — Change in fair value of contingent consideration — (240) — Adjusted EBITDA $196,250 $65,913 $13,154 Year Ended December 28, 2024 Hardware & Protective Robotics & Digital Canada Operating Income $60,138 $20,549 $8,114 Depreciation & amortization 82,446 42,661 4,933 Stock Compensation Expense 11,562 1,117 784 Restructuring 340 689 1,949 Legal settlements — 5,000 — Transaction and integration expense 1,212 31 — Change in fair value of contingent consideration — 228 — Adjusted EBITDA $155,698 $70,275 $15,780

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Adjusted Net Income and Adjusted EPS Reconciliation 95 text Note: Adjusted EPS may not add due to rounding. 1. Please refer to "Reconciliation of Adjusted EBITDA" table above for additional information on adjusting items. See "Per share impact of Adjusting Items" table below for the per share impact of each adjustment 2. Reflects the mark to market adjustment on the interest rate swaps. Subsequent to the merger in 2021, the Company qualifies for hedge accounting on the swaps, which eliminates the mark to market adjustment. 3. We have calculated the income tax effect of the non-GAAP adjustments shown above at the applicable statutory rate of 25% for the U.S. and 26.2% for Canada except for the following items: a. The tax impact of stock compensation expense was calculated using the statutory rates above, excluding certain awards that are non-deductible. b. Amortization expense for financial accounting purposes was offset by the tax benefit of deductible amortization expense using the statutory rate of 25%. 3. Diluted shares on a GAAP basis for the fifty-two weeks ended December 27, 2025 and December 28, 2024 include the dilutive impact of 2,029 and 2,807 options and awards, respectively. Year Ended December 27, 2025 December 28, 2024 December 30, 2023 December 31, 2022 December 25, 2021 Net Income (loss) $40,305 $17,255 $(9,589) $(16,436) $(38,332) Remove adjusting items (1) 21,152 25,920 36,792 50,346 69,711 Mark-to-Market adjustment on interest rate swaps (2) — — — — (1,685) Remove amortization expense 61,232 61,274 62,309 62,195 61,329 Remove tax benefit on adjusting items and amortization expense (3) (6,730) (7,230) (10,052) (12,991) (20,955) Adjusted Net Income $115,959 $97,219 $79,460 $83,114 $70,068 Reconciliation to Adjusted Diluted Earnings per Share Diluted Earnings per Share $0.20 $0.09 $(0.05) $(0.08) $(0.28) Remove adjusting items (1) 0.11 0.13 0.19 0.26 0.51 Mark-to-Market adjustment on interest rate swaps (2) 0.00 0.00 0.00 0.00 (0.01) Remove amortization expense 0.31 0.31 0.32 0.32 0.45 Remove tax benefit on adjusting items and amortization expense (3) (0.03) (0.04) (0.05) (0.07) (0.15) Adjusted Diluted Earnings per Share $0.58 $0.49 $0.41 $0.43 $0.51 Reconciliation to Adjusted Diluted Shares Outstanding Diluted Shares, as reported (4) 199,480 198,915 194,722 194,249 134,699 Non-GAAP dilution adjustments Dilutive effect of stock options and awards — — 1,136 1,190 1,541 Dilutive effect of warrants — — — — 134 Adjusted Diluted Shares 199,480 198,915 195,858 195,440 136,373

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Adjusted Gross Profit and Margin Reconciliations 96 text 1. See adjusted EBITDA Reconciliation for details of adjusting items Year Ended December 27, 2025 December 28, 2024 December 30, 2023 December 31, 2022 December 25, 2021 Net Sales $1,552,224 $1,472,595 $1,476,477 $1,486,328 $1,425,967 Cost of sales (exclusive of depreciation and amortization) 795,875 764,691 828,956 846,551 859,557 Gross margin (exclusive of depreciation and amortization) $756,349 $707,904 $647,521 $639,777 $566,410 Gross margin % (exclusive of depreciation and amortization) 48.7% 48.1% 43.9% 43.0% 39.7% Adjusting Items(1): Buy-back expense — — — — 2,000 Anti-dumping duties — — — — 3,995 Impairment charges — — 5,000 — 32,026 Adjusted Gross Profit (exclusive of depreciation and amortization) $756,349 $707,904 $652,521 $639,777 $604,431 Adjusted Gross Margin % (exclusive of depreciation and amortization) 48.7% 48.1% 44.2% 43.0% 42.4%

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Net Debt, Net Leverage, and Free Cash Flow Reconciliations 97 text As of December 27, 2025 December 28, 2024 December 30, 2023 December 31, 2022 December 25, 2021 Revolving loans $36,000 $62,000 $— $72,000 $93,000 Senior term loan 636,960 645,470 751,852 840,363 851,000 Finance leases and other obligations 20,090 11,085 9,097 6,406 1,782 Gross debt $693,050 $718,555 $760,949 $918,769 $945,782 Less cash 27,276 44,510 38,553 31,081 14,605 Net debt $665,774 $674,045 $722,396 $887,688 $931,177 Adjusted EBITDA (1) $275,317 $241,753 $ 219,360 $ 210,249 $207,418 Net Leverage 2.4x 2.8x 3.3x 4.2x 4.5x Year Ended December 27, 2025 December 28, 2024 December 30, 2023 December 31, 2022 Net cash provided by operating activities $105,185 $183,336 $238,035 $119,011 Capital expenditures (70,100) (85,219) (65,769) (69,589) Free cash flow $35,085 $98,117 $172,266 $49,422 Divided by: Adjusted Net Income (1) $115,959 $97,219 $79,460 $83,114 Free Cash Flow Conversion 30% 101% 217% 59% Reconciliation of Net Debt and Net Leverage Reconciliation of Free Cash Flow 1. See adjusted EBITDA and adjusted Net Income Reconciliations for details of adjusting items

#26673F #102F93 #279A56 #4EA72E#239FFF #0E2841 #279A56 #4EA72E Return on Invested Capital 98 text Return on Invested Capital (“ROIC”) 1. Income tax expense calculated using the U.S. statutory rate of 25% 2. Amortization of intangible assets generated by the 2014 acquisition of Hillman by the private equity ownership group prior to our going public 3. Goodwill and intangible assets generated by the 2014 acquisition mentioned in the note above 4. The average of the invested capital from the end of the current year and the previous year 5. Adjusted income from operations divided by average invested capital Year Ended December 27, 2025 December 28, 2024 December 29, 2023 December 31, 2022 December 25, 2021 Income from operations $113,969 $88,801 $60,929 $39,894 $10,314 Remove income tax expense (1) 28,492 22,200 15,232 9,973 2,579 Remove legacy intangible asset amortization (2) (36,912) (36,810) (36,936) (36,963) (37,019) Adjusted income from operations $122,388 $103,410 $82,633 $66,883 $44,754 Current portion of debt and finance lease obligations $14,830 $12,975 $9,952 $10,570 $11,404 Long-term debt 668,337 691,726 731,708 884,636 906,531 Stockholders’ equity 1,228,507 1,182,371 1,154,529 1,156,739 1,150,095 Legacy goodwill and intangible assets, net of amortization(3) (988,129) (1,023,700) (1,064,026) (1,098,764) (1,138,452) Invested capital $923,545 $863,372 $832,163 $953,181 $929,578 Average invested capital (4) $893,459 $847,768 $892,672 $941,380 $832,823 Return on invested capital (5) 13.7% 12.2% 9.3% 7.1% 5.4%